UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 20, 2004

SOUTHERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-6407	75-0571592
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PEI Center Wilkes-Barre, Pennsylvania		18711
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (570) 820-2400

ITEM 5.  OTHER EVENTS

As previously reported, Southern Union Company (“Southern Union” or the “Company”) acquired Panhandle Eastern Pipe Line Company, LP (f/k/a Panhandle Eastern Pipe Line Company) (“Panhandle”) from a subsidiary of CMS Energy Corporation on June 11, 2003.

In connection with the above-mentioned transaction, certain historical financial statements and related notes thereto of Panhandle are attached hereto as exhibits to this Form 8-K.  These include the audited historical financial statements and related notes of Panhandle at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the unaudited historical financial statements and related notes of Panhandle at March 31, 2003 and for the three months ended March 31, 2003 and 2002.  Terms used but not defined in the historical financial statements included herein shall have the meaning set forth in the Glossary included as part of Panhandle’s Annual Report on Form 10-K for the year ended December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibit No.

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP

99.1	Audited historical financial statements and related notes of Panhandle at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002

99.2	Unaudited historical financial statements and related notes of Panhandle at March 31, 2003 and for the three months ended March 31, 2003 and 2002.

99.3	Unaudited pro forma combined condensed statement of operations

This release and other Company reports and statements issued or made from time to time contain certain “forward-looking statements” concerning projected future financial performance, expected plans or future operations.  Southern Union cautions that actual results and developments may differ materially from such projections or expectations. Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations.  These factors include, but are not limited to:  cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition; customer growth; abnormal weather conditions in our service territories; impact of relations with labor unions of bargaining-unit employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations and proceedings affecting or involving us; unanticipated environmental liabilities; ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures, including the risks that the business acquired and any other businesses or investments that we have acquired or may acquire may not be successfully integrated with our business; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; our, or any of our subsidiaries’, debt securities ratings; the economic climate and growth in the energy industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; the possibility of war or terrorist attacks; and the nature and impact of any extraordinary transactions such as any acquisition or divestiture of a business unit or any assets. These are representative of the factors that could affect the outcome of the forward-looking statements.  In addition, forward-looking statements could be affected by general industry and market conditions, and general economic conditions, including interest rate fluctuations, federal, state and local laws and regulations affecting the retail gas industry or the energy industry generally, as well as other factors.

[SIGNATURES TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN UNION COMPANY
(Registrant)

Date: July 20, 2004	By:	/s/ David J. Kvapil
David J. Kvapil
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Audited historical financial statements and related notes of Panhandle at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002
99.2	Unaudited historical financial statements and related notes of Panhandle at March 31, 2003 and for the three months ended March 31, 2003 and 2002
99.3	Unaudited pro forma combined condensed statement of operations